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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 12, 2003





                          QUINTILES TRANSNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


  North Carolina                   000-23520                   56-1714315
  (State or other            (Commission File No.)           I.R.S. Employer
   jurisdiction                                           Identification Number
 of incorporation)



             4709 Creekstone Drive, Riverbirch Building, Suite 200,
                       Durham, North Carolina 27703-8411
                    (Address of principal executive offices)



                                 (919) 998-2000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)




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Item 7.  Financial Statements and Exhibits*.

     (c) Exhibits


       Exhibit Number   Description of Exhibit

       99.01            Press Release of Quintiles Transnational Corp., dated
                        August 12, 2003

Item 12. Results of Operations and Financial Condition*

On August 12, 2003, Quintiles Transnational Corp. (the "Company"), issued a press release announcing results for the period ended June 30, 2003. A copy of the Company's press release is attached as Exhibit 99.01 hereto and is incorporated herein by reference.

*The information in this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            QUINTILES TRANSNATIONAL CORP.



                                            By:      /s/ James L. Bierman
                                               -------------------------------
Dated: August 12, 2003                      James L. Bierman
                                                     Chief Financial Officer




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                                  EXHIBIT INDEX



       Exhibit Number      Description of Exhibit

       99.01               Press Release of Quintiles Transnational Corp., dated
                           August 12, 2003


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